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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 16, 2000
                                                 ----------------


                       Corporate Asset Backed Corporation
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             (EXACT NAME OR REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                           33-73666                  22-3281571
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(STATE OF OTHER JURISDICTION     (COMMISSION               (I.R.S. EMPLOYER
  OF INCORPORATION)               FILE NUMBER)              IDENTIFICATION NO.)



c/o PaineWebber Incorporated
1285 Avenue of the Americas, 11th Floor
New York, NY                                                       10019
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


Registrant's telephone number, including area code: (212) 713-2841
                                                    --------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 1.            CHANGES IN CONTROL OF REGISTRANT.

                   NOT APPLICABLE.

Item 2.            ACQUISITION OR DISPOSITION OF ASSETS.

                   NOT APPLICABLE.

Item 3.            BANKRUPTCY OR RECEIVERSHIP.

                   NOT APPLICABLE.

Item 4.            CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                   NOT APPLICABLE.

Item 5.            OTHER EVENTS.

                   NOT APPLICABLE.

Item 6.            RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                   NOT APPLICABLE.

Item 7.            FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND
                   EXHIBITS.

                   (a)  NOT APPLICABLE.

                   (b)  NOT APPLICABLE.

                   (c)  EXHIBITS.

                   Cash Transactions by the CABCO Trust for BellSouth Debentures on October 16, 2000.

                        $1,518,750.00 to the Trust Certificate Holders.

Item 8.            CHANGE IN FISCAL YEAR.

                   NOT APPLICABLE.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 .
                                         CORPORATE ASSET
                                         BACKED CORPORATION
                                            as depositor

                                         By:  /s/ ROBERT VASCELLARO
                                         -------------------------------------
                                         Name:    Robert Vascellaro
                                         Title:   Vice President and Treasurer

Date: November 3, 2000


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                                  EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION

   99.1                  List of Cash Transactions.